SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.



                             FORM 8-K

                         CURRENT REPORT

                  Securities Exchange Act of 1934



Date of Report (date of earliest event reported):
October 6, 1997


Computervision Corporation
(Exact name of registrant as specified in charter)

     Delaware           1-7760/0-20290      04-2491912
----------------        --------------     --------------
(State or other          (Commission       IRS Employer
jurisdiction             File Numbers)     Identification
of incorporation)                          Number)


100 Crosby Drive, Bedford, MA  01730
(Address of principal executive offices)


(617) 275-1800
(Registrant's telephone number, including area code)


(Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

     On October 6, 1997, Computervision Corporation issued a press release announcing the appointment of Eugene M. Bullis as Chief Financial Officer of the company (see copy of press release attached).

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Financial Statements of business acquired:

         Not applicable

(b)  Pro Forma financial information

         Not applicable

(c)  Exhibits:

         (99) (a) Press Release dated October 6, 1997

                            SIGNATURE



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               Computervision Corporation
                               (Registrant)


                               By /S/ Anthony N. Fiore, Jr.
                                 Anthony N. Fiore, Jr.
                                 Vice President, Business
                                 Operations and General Counsel

                               Date:  October 9, 1997

                        EXHIBIT INDEX
                        -------------

Exhibit No.                                        Page. No.
------------------------------------------------------------

(99) (a) Press Release dated October 6, 1997        6-7

For Further Information:
Mindy Kohl
Computervision Corporation
(617) 275-1800, ext. 4887
mkohl@msgate.cv.com


FOR IMMEDIATE RELEASE


   Eugene M. Bullis Named Computervision Chief Financial Officer

BEDFORD, MA., October 6, 1997 -- Computervision Corporation (NYSE:CVN) today announced the appointment of Eugene M. Bullis, 52, as chief financial officer, reporting to Kathleen A. Cote, Computervision president and chief executive officer. Bullis will be responsible for the finance and administration function at the company, including treasury, investor relations, controller-ship, audit, and business operations. He replaces William A. Wilson who is no longer with the company.

"Gene brings a great deal of experience in all facets of financial management and strategy development to Computervision," Cote stated. "I am confident that he will hit the ground running and be a very valuable addition to the Computervision management team."

With thirty years of industry experience, Bullis has most recently been a consultant on finance, business development, and strategy for high technology companies including NYNEX Corporation and Eastman Kodak. From 1979-1989, Bullis was at Wang Laboratories, Inc. where he held a series of senior finance positions including senior vice president, chief financial officer, and treasurer.

Bullis is a graduate of Colby College in Maine, and became a CPA in 1970 while with Ernst & Young, where he held a partnership early in his career.

Computervision Corporation Background
-------------------------------------
Computervision Corporation is the leading international supplier of Electronic Product Definition(TM) (EPD(TM)) solutions. EPD is Computervision's product and process response to the customer need to concurrently create, manage, share and reuse electronic product information in a collaborative environment throughout a product's life cycle and across a distributed value chain. Computervision is headquartered in Bedford, Massachusetts.

Computervision and the Computervision logo are registered trademarks of Computervision Corporation. Electronic Product Definition and EPD are trademarks of Computervision Corporation. All other trademarks are trademarks of their respective owners.

A copy of this release plus financial, product and other company information is available by dialing 1-800-546-4616. Any questions concerning the service should be directed to Investor Relations at Computervision Corporation at 617/275-1800. For more on Computervision, please call (617) 275-1800 or visit the Computervision web site at http://www.cv.com.